UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2006

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-692	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota		57104
(Address of principal executive offices)		(Zip Code)

(605) 978-2908

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2006, the Company amended its bylaws to provide that, with respect only to the Company’s 2006 annual meeting of stockholders, notice for nominations of persons for election to the board of directors or other proposed business will be considered timely if any such notice is delivered to the Company’s corporate secretary at the principal executive offices of the Company not later than June 5, 2006.

The Company’s amended and restated bylaws are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

3.1           Amended and Restated Bylaws of the Company.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Thomas J. Knapp
Thomas J. Knapp
Vice President, General Counsel
and Corporate Secretary

Date: March 20,2006

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
3.1*	Amended and Restated Bylaws of the Company

* filed herewith